UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

Celladon Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12707 High Bluff Drive, Suite 200 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-4355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Stockholders of Celladon Corporation (the “Company”) held on March 21, 2016 (the “Special Meeting”), the stockholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 16, 2016. The stockholders had also been solicited to vote to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Agreement referenced below, but such adjournment was deemed unnecessary.

At the Special Meeting, 19,611,218 shares of common stock, or approximately 81.87% of the outstanding common stock entitled to vote were represented by proxy or in person.

The final voting results for each matter submitted to a vote of the Company’s stockholders are as follows:

Proposal 1. Approval of the Merger with Eiger BioPharmaceuticals, Inc.

The approval of the merger and issuance of the Company’s common stock pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated November 18, 2015, by and among the Company, Celladon Merger Sub, Inc. and Eiger BioPharmaceuticals, Inc.

For	Against	Abstain	Broker Non-Votes
12,833,980	160,170	17,895	6,599,173

Proposal 2. Approval of Reverse Stock Split.

The approval of the amendment to the amended and restated certificate of incorporation of the Company to effect a reverse stock split of the Company’s common stock at a ratio of one new share for every fifteen shares outstanding.

For	Against	Abstain	Broker Non-Votes
17,947,582	1,612,519	51,113	—

Proposal 3. Approval of the Company name change to Eiger BioPharmaceuticals, Inc.

The approval of the amendment to the amended and restated certificate of incorporation of the Company to change the name of the Company from “Celladon Corporation” to “Eiger BioPharmaceuticals, Inc.”

For	Against	Abstain	Broker Non-Votes
19,348,425	225,231	37,561	—

Item 8.01.	Other events.

On March 21, 2016, the Company announced voting results relating to the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celladon Corporation

Dated: March 21, 2016

	By:	/s/ Andrew C. Jackson
Andrew C. Jackson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Celladon Corporation on March 21, 2016 announcing the results of the Special Meeting.